UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 25, 2009 (February 25, 2009)

GAMCO INVESTORS, INC.
(Exact name of registrant as specified in its charter)

New York	1-14761	13-4007862
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Corporate Center, Rye, NY		10580
(Address of principal executive offices)		(Zip Code)

	Registrant's telephone number, including area code (914) 921-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On February 25, 2009, GAMCO Investors, Inc. announced today the completion of the previously disclosed plan to distribute shares in the majority-controlled investment adviser, Teton Advisors, Inc., the adviser to the GAMCO Westwood family of funds to shareholders.  Each shareholder of GBL on the record date for this transaction, March 10, 2009, will receive 14.930 shares of Teton for each 1,000 shares of GBL which the shareholder owns on the record date.  The distribution date is March 20, 2009.  The Teton shares will not trade for a period of 6 months from the effective date.

Item 9.01. Financial Statements and Exhibits.

    (d) Exhibits

    99.1 GAMCO's Press Release, dated February 25, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMCO Investors, Inc.

By:  /s/ Jeffrey M. Farber

Jeffrey M. Farber
Executive Vice-President and Chief Financial Officer

Date:	February 25, 2009

    Exhibit Index

    Exhibit No.

99.1 GAMCO's Press Release, dated February 25, 2009.